UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2006

FINI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32495	88-0441287
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

8500 Wilshire Boulevard, Suite 527, Beverly Hills, CA 90211 (Address of principal executive offices)
Registrant’s telephone number, including area code: (888) 886-7958

TRAC FINANCIAL GROUP, INC. 16458 Bolsa Chica # 419, Huntington Beach, CA 92649 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 7.01.   REGULATION FD DISCLOSURE

On July 27, 2006, the Company issued a Press Release entitled “TRAC Financial Group, Inc., Completes Acquisition and Changes Name to FINI Group, Inc.” The Press Release is attached hereto as Exhibit 99.1.

The information contained herein shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

a.	Financial Statements.

    None

b.	Exhibits.

    99.1.                     Press Release dated July 27, 2006, entitled “TRAC Financial Group, Inc., Completes Acquisition and Changes Name to FINI Group, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:	July 28, 2006

FINI GROUP, INC.

By: /s/ Gennady Levtchenko

Gennady Levtchenko

President and

Chief Executive Officer

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